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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Dividend Majors Fund for the period from commencement of operations on January 31, 2005 through March 31, 2005. The net asset value at that date was $18.96 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing market price on the NYSE was $17.39 per share. From commencement of operations through March 31, 2005 the fund produced the following total returns (including income) compared to its relevant benchmarks:

                                                         TOTAL RETURN,
                                                      PERIOD ENDED 3/31/05
                                                --------------------------------
                                                MARKET PRICE(a) NET ASSET VALUE(a)
                                                -------------   ------------------
                                                    SINCE            SINCE
                                                 INCEPTION(b)      INCEPTION(b)
                                                 ------------      ------------
Cohen & Steers Dividend Majors Fund...........       - 12.6%           - 0.2%
S&P 500 Index.................................          0.3%             0.3%
NAREIT Equity REIT Index(c)...................          1.5%             1.5%

    During the quarter, the fund's directors declared four monthly distributions of $0.10 per share, payable in March, April, May and June. This monthly rate represents an annual distribution rate equal to 6% of the fund's offering price of $20 per share. Please note that the fund's board of directors has adopted a policy under which the fund intends to make regular monthly distributions to shareholders at a fixed rate of $0.10 per share, which rate may be adjusted from time to time.(d)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

(b) The fund commenced operations on January 31, 2005.

(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(d) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       1




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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

INVESTMENT REVIEW

    We welcome you as a shareholder of Cohen & Steers Dividend Majors Fund, a fund which we believe is well positioned to take advantage of powerful trends that could make dividends an even greater focal point in the financial markets. Commentators predict healthy growth in the demand for stocks that pay high dividends, as Baby Boomers age, as investors continue to adjust to a lower-return environment, and as public companies become even more cognizant of the reduction in the corporate dividend tax rate to 15% and the leveling of tax treatment of dividends and capital gains for individuals. Over the next ten years, the U.S. population in the 60-69 age group is expected to grow 4-5% annually compared to 1% for the U.S. population overall. These investors will not only need current income as they retire, but they will also need inflation protection as life expectancies continue to increase. As a result, we believe that the demand for equities that have both attractive dividend income and dividend growth potential will increase significantly. As perhaps just one indication of these trends, flows into equity income mutual funds have jumped to 38% of all equity funds this year from just 8% in 2003.

    At the same time, there is a near revolution unfolding with respect to Corporate America's dividend policies. Corporations in the U.S. have been hoarding cash. Today, cash on S&P 500 company balance sheets totals $2.2 trillion, or 20% of the index's market capitalization, while the percentage of earnings being distributed to shareholders is at a modern day low -- just 29% versus the historical average of 50%. For a variety of reasons -- a lack of great investment opportunities, increasing focus on corporate governance, a shift away from option compensation that promotes retained earnings, and the reduced tax rate on dividends -- the number of companies paying dividends began to increase in 2004 after a 20-year secular decline.

    In order to capitalize on these trends, we are investing in companies that have, in our view, the potential to deliver both above-average dividend income and dividend growth. The universe of U.S. common stocks with dividend yields exceeding 3% is over $2.2 trillion. We believe that the key to investing in this universe is to focus on companies that in our view have predictable and growing dividends, and to avoid those with what we see are risky balance sheets that may be 'value traps.' We also believe that REIT common stocks are particularly well suited to deliver these characteristics and, therefore, are included as a subset of this portfolio.

    During the first quarter, we substantially invested the proceeds from the fund's initial public offering: 63% in high-dividend paying common stocks and 35% in REITs (2% remained in cash). The fund will have at least 35% but no more than 65% invested in dividend-paying stocks using a quantitative stock selection methodology, and at least 35% but no more than 65% invested in REITs. Our initial allocation reflects our view that the dividend-paying common stocks selected by our quantitative process offered better relative value than the portfolio of REITs at the beginning of this year. Obviously, portfolio allocation can and will change over time.

    Our stock selection process is designed to create a portfolio with the following characteristics: 1) above-average dividend income; 2) dividend safety; and 3) potential for dividend growth. For the allocation to high-dividend paying common stocks, we start with U.S. common stocks and screen for companies that have investment grade balance sheets, daily volume of at least $10 million, the same or increasing dividends over the past five years, and dividend payout ratios below 65% of operating earnings. This universe of companies is then

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                                       2




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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

ranked from highest to lowest dividend yield, and the 50 highest yielding securities are selected for the portfolio. No industry group can represent 25% of this portion of the portfolio. For the allocation to REITs, we selected 23 companies that have managements with strong track records of creating value and the potential for sector-leading cash flow and dividend growth.

    The equity markets were volatile in the first quarter, due to concerns that high oil prices and continued monetary policy tightening by the Federal Reserve will cause the economy to slow, which in turn would hurt corporate earnings. As a result, in the quarter the S&P 500 had a total return of - 2.2% and the NAREIT Equity REIT Index had a total return of - 7.5%. During the quarter, some companies announced that the inflationary pressures the Fed is fighting are impacting the cost of goods, without any immediate revenue offset through higher product prices. As a result, investors are questioning whether corporate earnings growth expectations, currently 8% in 2005 for S&P 500 companies, will be realized. REIT stocks were hit harder, in our opinion, as investors rebalanced portfolios away from REITs due to their significant out-performance in 2004, while questioning whether their expected acceleration in earnings growth to the 8%-range in 2005 will be threatened by an economic slowdown.

    The fund was in its initial investment period in the first quarter. During this short period, however, utilities, energy and pharmaceuticals were the best performing sectors for the fund. REITs and financials, which were impacted by concerns that a flattening yield curve would hurt earnings growth, were the worst performing sectors for the fund. Noteworthy contributors to performance included May Stores, which agreed to be acquired by Federated Department Stores, Marathon Oil, ChevronTexaco and Dominion Resources, which are benefiting from strong energy prices, and Public Storage, a self storage REIT benefiting from increasing occupancy and rental rates. The worst performing holdings in the quarter were Citigroup, Dow Chemical, Worthington Industries, and Macerich Company.

INVESTMENT OUTLOOK

    The financial press has invoked a laundry list of concerns about the economy, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and particularly with Federal Reserve tightening. As the Fed removes the accommodative monetary stance that returned the economy to a normal growth trajectory, economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve is hinting at this, as it typically does.

    We believe the 1994-95 period could be an instructive historical roadmap for current economic and financial market conditions. In 1994, the Fed aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to

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                                       3




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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

incorporate expectations for a decelerating economy, the S&P 500 returned just 1.3% in 1994, after generating average annual total returns of 16% the prior three years. REITs returned 3.2% in 1994 after total returns of averaging 23% the prior three years. As the economy stabilized after this 'mid-course correction,' stocks and REITs went on to generate average annual returns of 31% and 24%, respectively, for the next three years. This deceleration process was not without its difficulties, however. The bond markets were roiled, some leveraged hedge fund players blew themselves up and the Mexican Peso crisis ensued. It is likely that as the Fed 'takes away the punchbowl' this time around that some dislocation will follow.

    Considering that evidence of a slowing economy is already building, we believe the Fed is nearing the end of this tightening cycle. Over the past 10 months, the Fed increased short-term rates by 2.00%, whereas the prior five tightening cycles averaged 12 months in length and saw short rates increase by a range of 1.35% to 3.25%. While financial assets should perform better when the Fed stops tightening, much of this will depend on whether the economy stalls or sustains a path of moderate growth.

    We believe the portfolio is well positioned to deliver its total return investment objective. At quarter end the companies in the fund had an annualized dividend yield of 3.8% -- attractive relative to the 1.7% dividend yield for S&P 500 companies. Importantly, this superior yield does not come at the expense of growth, as the weighted average dividend growth for this portfolio was 8.5% over the past 12 months. The pie chart on page 6 shows that the portfolio has broad industry diversification, with the largest weightings in REITs (35%), Utilities (17%), Financials (14%) and Consumer (14%). While we constantly monitor and review the fund's portfolio companies, we expect to rebalance the portfolio annually with a goal of producing greater tax efficiency through long-term gains and qualified dividend income from the high-dividend paying common stock portfolio. Consequently, this portfolio will, for the most part, remain the same until the first annual rebalancing next April, unless companies fail to continue to meet our selection criteria.

    Historically, companies that pay dividends, and particularly those that have increased dividends, have delivered total returns that far exceeded companies that do not pay dividends or those that have reduced their dividends. Going forward, we believe we have entered a period where more companies will realize the importance of paying dividends and more investors will appreciate the benefits of dividends. Furthermore, if we are in a

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                                       4




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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

sustained period of low financial asset returns, a greater proportion of investor returns should come from dividend income. As a result of these important trends, we believe the fund is well positioned to meet its objectives.

Sincerely,

       MARTIN COHEN                     ROBERT H. STEERS
       MARTIN COHEN                     ROBERT H. STEERS
       President                        Chairman

       JOSEPH M. HARVEY                 JAMES S. CORL
       JOSEPH M. HARVEY                 JAMES S. CORL
       Portfolio Manager                Portfolio Manager

       ROBERT BECKER                    WILLIAM F. SCAPELL
       ROBERT BECKER                    WILLIAM F. SCAPELL
       Portfolio Manager                Portfolio Manager



--------------------------------------------------------------------------------
             VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors. In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------

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                                       5




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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (Unaudited)

                                                                  MARKET        % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                   ----------   ----------
 1.  Boston Properties........................................  $6,071,184      2.50%
 2.  Dominion Resources.......................................   4,949,595      2.04
 3.  Bellsouth Corp...........................................   4,895,198      2.02
 4.  Exelon Corp..............................................   4,891,874      2.01
 5.  AvalonBay Communities....................................   4,876,281      2.01
 6.  FPL Group................................................   4,826,030      1.99
 7.  Energy East Corp.........................................   4,798,260      1.98
 8.  Mills Corp...............................................   4,798,030      1.98
 9.  Macerich Co..............................................   4,784,544      1.97
10.  Simon Property Group.....................................   4,767,646      1.96

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                  [PIE CHART]


Real Estate...................................................  35.48%
Utility.......................................................  17.19%
Financial.....................................................  13.95%
Consumer......................................................  13.51%
Industrial....................................................   5.36%
Telecommunications............................................   4.61%
Energy........................................................   4.30%
Basic Materials...............................................   3.12%
Cash & Liabilities in Excess of Other Assets..................   1.84%
Technology....................................................   0.64%


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                                       6

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                             NUMBER
                                                           OF SHARES       VALUE
                                                           ----------   ------------
EQUITIES                                          98.16%(a)
  BASIC MATERIALS                                  3.12%
    CHEMICAL                                       2.56%
         Dow Chemical Co. ...............................      29,900   $  1,490,515
         E.I. Du Pont De Nemours & Co. ..................      60,700      3,110,268
         PPG Industries..................................      22,400      1,602,048
                                                                        ------------
                                                                           6,202,831
                                                                        ------------
    FOREST PRODUCTS & PAPER                        0.56%
         Weyerhaeuser Co. ...............................      19,900      1,363,150
                                                                        ------------
         TOTAL BASIC MATERIALS...........................                  7,565,981
                                                                        ------------
  COMMERCIAL SERVICES                              1.90%
    OFFICE/BUSINESS EQUIPMENT                      0.64%
         Pitney Bowes....................................      34,500      1,556,640
                                                                        ------------
    PRINTING                                       1.26%
         RR Donnelley & Sons Co..........................      96,800      3,060,816
                                                                        ------------
         TOTAL COMMERCIAL SERVICES.......................                  4,617,456
                                                                        ------------
  CONSUMER -- CYCLICAL                             2.62%
    HOME FURNISHING                                0.71%
         Whirlpool Corp. ................................      25,500      1,727,115
                                                                        ------------
    HOUSEWARE                                      1.91%
         Newell Rubbermaid...............................     211,600      4,642,504
                                                                        ------------
         TOTAL CONSUMER, CYCLICAL........................                  6,369,619
                                                                        ------------
  CONSUMER -- NON-CYCLICAL                        10.89%
    AGRICULTURE                                    2.97%
         Altria Group....................................      61,500      4,021,485
         UST.............................................      61,800      3,195,060
                                                                        ------------
                                                                           7,216,545
                                                                        ------------
    BEVERAGE                                       0.64%
         Coca Cola Co. ..................................      37,200      1,550,124
                                                                        ------------
    FOOD                                           1.31%
         Heinz HJ Co. ...................................      86,200      3,175,608
                                                                        ------------

-------------------
(a) Percentages indicated are based on the net assets of the fund.

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                                       7

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                             NUMBER
                                                           OF SHARES       VALUE
                                                           ----------   ------------
    HOUSEHOLD PRODUCTS                             1.98%
         Avery Dennison Corp. ...........................      26,700   $  1,653,531
         Kimberly Clark Corp. ...........................      48,000      3,155,040
                                                                        ------------
                                                                           4,808,571
                                                                        ------------
    PHARMACEUTICAL                                 3.99%
         Abbott Laboratories.............................      34,600      1,613,052
         Eli Lilly and Co. ..............................      57,800      3,011,380
         Pfizer..........................................     128,000      3,362,560
         Wyeth...........................................      40,200      1,695,636
                                                                        ------------
                                                                           9,682,628
                                                                        ------------
         TOTAL CONSUMER, NON-CYCLICAL....................                 26,433,476
                                                                        ------------
  ENERGY -- OIL & GAS                              4.30%
         ChevronTexaco Corp. ............................      54,500      3,177,895
         Kerr McGee Corp. ...............................      48,900      3,830,337
         Marathon Oil Corp. .............................      73,300      3,439,236
                                                                        ------------
                                                                          10,447,468
                                                                        ------------
  FINANCIAL                                       13.95%
    BANK                                          11.52%
         Amsouth Bancorporation..........................     121,700      3,158,115
         Bank of America Corp. ..........................     103,300      4,555,530
         First Horizon National Corp. ...................      97,100      3,960,709
         KeyCorp.........................................     143,000      4,640,350
         National City Corp. ............................     133,500      4,472,250
         Regions Financial Corp. ........................      97,000      3,142,800
         US Bancorp......................................     140,200      4,040,564
                                                                        ------------
                                                                          27,970,318
                                                                        ------------
    DIVERSIFIED FINANCIAL SERVICE                  0.56%
         Citigroup.......................................      30,100      1,352,694
                                                                        ------------
    SAVINGS & LOAN                                 1.87%
         Washington Mutual...............................     115,000      4,542,500
                                                                        ------------
         TOTAL FINANCIAL.................................                 33,865,512
                                                                        ------------

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                                       8

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                             NUMBER
                                                           OF SHARES       VALUE
                                                           ----------   ------------
  INDUSTRIAL                                       4.10%
    DIVERSIFIED MANUFACTURING                      0.66%
         General Electric Co. ...........................      44,500   $  1,604,670
                                                                        ------------
    ELECTRICAL COMPONENT & EQUIPMENT               0.59%
         Emerson Electric Co. ...........................      22,100      1,434,953
                                                                        ------------
    ENVIRONMENTAL CONTROL                          1.00%
         Waste Management................................      84,300      2,432,055
                                                                        ------------
    METAL FABRICATE/HARDWARE                       1.21%
         Worthington Industries..........................     152,100      2,932,488
                                                                        ------------
    PACKAGING & CONTAINER                          0.64%
         Bemis Co. ......................................      50,100      1,559,112
                                                                        ------------
         TOTAL INDUSTRIAL................................                  9,963,278
                                                                        ------------
  REAL ESTATE                                     35.48%
    DIVERSIFIED                                    1.78%
         Vornado Realty Trust............................      62,300      4,315,521
                                                                        ------------
    HEALTH CARE                                    1.21%
         Ventas..........................................     118,000      2,945,280
                                                                        ------------
    INDUSTRIAL                                     3.25%
         AMB Property Corp. .............................      83,000      3,137,400
         Catellus Development Corp. .....................     178,200      4,749,030
                                                                        ------------
                                                                           7,886,430
                                                                        ------------
    OFFICE                                         8.35%
         Alexandria Real Estate Equities.................      35,200      2,266,176
         Boston Properties...............................     100,800      6,071,184
         Kilroy Realty Corp. ............................     103,600      4,238,276
         Prentiss Properties Trust.......................      87,100      2,975,336
         SL Green Realty Corp. ..........................      84,100      4,728,102
                                                                        ------------
                                                                          20,279,074
                                                                        ------------
    OFFICE/INDUSTRIAL                              0.97%
         Liberty Property Trust..........................      60,100      2,346,905
                                                                        ------------

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                                       9

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                             NUMBER
                                                           OF SHARES       VALUE
                                                           ----------   ------------
    RESIDENTIAL -- APARTMENT                       3.52%
         AvalonBay Communities...........................      72,900   $  4,876,281
         Essex Property Trust............................      53,200      3,676,120
                                                                        ------------
                                                                           8,552,401
                                                                        ------------
    SELF STORAGE                                   1.38%
         Public Storage..................................      58,800      3,348,072
                                                                        ------------
    SHOPPING CENTER                               14.07%
         CBL & Associates Properties.....................      56,700      4,054,617
         Developers Diversified Realty Corp. ............      77,400      3,076,650
         General Growth Properties.......................      98,900      3,372,490
         Kimco Realty Corp. .............................      59,500      3,207,050
         Macerich Co. ...................................      89,800      4,784,544
         Mills Corp. ....................................      90,700      4,798,030
         Pan Pacific Retail Properties...................      67,800      3,847,650
         Simon Property Group............................      78,700      4,767,646
         Weingarten Realty Investors.....................      65,300      2,253,503
                                                                        ------------
         TOTAL SHOPPING CENTER...........................                 34,162,180
                                                                        ------------
    SPECIALTY                                      0.95%
         Entertainment Properties Trust..................      55,800      2,311,794
                                                                        ------------
         TOTAL REAL ESTATE...............................                 86,147,657
                                                                        ------------
  TELECOMMUNICATION                                4.61%
         AllTel Corp. ...................................      28,300      1,552,255
         Bellsouth Corp. ................................     186,200      4,895,198
         Verizon Communications..........................     133,900      4,753,450
                                                                        ------------
                                                                          11,200,903
                                                                        ------------
  UTILITY                                         17.19%
    ELECTRIC -- DISTRIBUTION                       1.98%
         Energy East Corp. ..............................     183,000      4,798,260
                                                                        ------------

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                                       10

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                             NUMBER
                                                           OF SHARES       VALUE
                                                           ----------   ------------
    ELECTRIC -- INTEGRATED                        10.57%
         Dominion Resources..............................      66,500   $  4,949,595
         Entergy Corp. ..................................      45,200      3,193,832
         Exelon Corp. ...................................     106,600      4,891,874
         FPL Group.......................................     120,200      4,826,030
         PPL Corp. ......................................      57,800      3,120,622
         Scana Corporation Holdings Co. .................     122,200      4,670,484
                                                                        ------------
                                                                          25,652,437
                                                                        ------------
    NATURAL GAS -- DISTRIBUTION                    3.35%
         AGL Resources...................................     136,300      4,760,959
         Oneok Inc New...................................     109,400      3,371,708
                                                                        ------------
                                                                           8,132,667
                                                                        ------------
    NATURAL GAS -- INTEGRATED                      1.29%
         Equitable Resources.............................      27,100      1,556,624
         Sempra Energy...................................      39,700      1,581,648
                                                                        ------------
                                                                           3,138,272
                                                                        ------------
         TOTAL UTILITY...................................                 41,721,636
                                                                        ------------
              TOTAL EQUITIES (Identified
                cost -- $239,929,282)....................                238,332,986
                                                                        ------------

                                                               PRINCIPAL
                                                                 AMOUNT
                                                               ----------
COMMERCIAL PAPER                                       2.01%
         Prudential FDG Corp., 2.12%, due 04/01/05
            (Identified cost -- $4,887,000).................   $4,887,000      4,887,000
                                                                            ------------
TOTAL INVESTMENTS (Identified
  cost -- $244,816,282)..........................    100.17%                 243,219,986(a)
LIABILITIES IN EXCESS OF OTHER ASSETS............     (0.17)%                   (414,276)
                                                                            ------------
NET ASSETS (Equivalent to $18.96 per share based
  on
  12,805,250 shares of capital stock
  outstanding)...................................    100.00%                $242,805,710
                                                                            ------------
                                                                            ------------

-------------------
(a) At March 31, 2005, net unrealized depreciation was $1,596,296 based on cost for federal income tax purposes of $244,816,282. This consisted of aggregate gross unrealized appreciation on investments of $3,437,246 and aggregate gross unrealized depreciation on investments of $5,033,542.

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                                       11

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 01/31/05(b)...........                 $236,100,275            $20.00
    Net investment income..................  $  1,243,419                  $ 0.10
    Net realized and unrealized loss on
       investments.........................    (1,225,459)                  (0.10)
    Distributions from net investment
       income..............................    (1,280,525)                  (0.10)
    Offering and organization costs charged
       to paid in capital -- common
       shares..............................   (12,032,000)                  (0.94)
                                                                           ------
    Capital stock transactions:
         Sold..............................    20,000,000
                                             ------------
Net increase/(decrease) in net asset
  value....................................                    6,705,435             (1.04)
                                                            ------------            ------
End of period: 3/31/2005...................                 $242,805,710            $18.96
                                                            ------------            ------
                                                            ------------            ------

                                 TOTAL RETURNS
                   (PERIOD ENDED MARCH 31, 2005) (UNAUDITED)

BASED ON NET ASSET VALUE       BASED ON MARKET PRICE
------------------------       ---------------------
    SINCE INCEPTION               SINCE INCEPTION
       (1/31/05)                     (1/31/05)
       ---------                     ---------
        (0.17)%                      (12.56)%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

-------------------
(a) Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.
(b) Commencement of Operations.

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                                       12

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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                                       13

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                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

                                PRIVACY POLICY *

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

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                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


        FOR TOTAL RETURN:                                        FOR TOTAL RETURN:

    [COHEN & STEERS REALTY SHARES LOGO]                 [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

        FOR HIGH CURRENT INCOME:                                 FOR CAPITAL APPRECIATION:

    [COHEN & STEERS REALTY INCOME FUND LOGO]            [COHEN & STEERS REALTY FOCUS FUND LOGO]

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

        FOR TOTAL RETURN:                                        FOR TOTAL RETURN:

    [COHEN & STEERS INSTITUTIONAL REALTY FUND LOGO]     [COHEN & STEERS UTILITY FUND LOGO]

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY
 BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT
Richard E. Kroon                       The Bank of New York
Director                               101 Barclay Street, Floor 11 East
                                       New York, NY 10286
Richard J. Norman
Director                               LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Frank K. Ross                          425 Lexington Avenue
Director                               New York, NY 10017

Willard H. Smith Jr.                   New York Stock Exchange Symbol: DVM
Director
                                       Web site: cohenandsteers.com
C. Edward Ward, Jr.
Director                               This report is for shareholder information. This is not
                                       a prospectus intended for use in the purchase or sale
Robert S. Becker                       of fund shares. Past performance is of course no
Vice president                         guarantee of future results and your investment may
                                       be worth more or less at the time you sell.
James S. Corl
Vice president

Adam Derechin
Vice president and assistant treasurer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Lawrence B. Stoller
Assistant secretary


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                                       16

                            COHEN & STEERS DIVIDEND MAJORS FUND

                                  ---------------------
                                     QUARTERLY REPORT
                                      MARCH 31, 2005


COHEN & STEERS
DIVIDEND MAJORS FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Announcing our new open-end fund, Cohen & Steers International Realty Fund